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                                                                   EXHIBIT 23.1

                       CONSENT OF PRICEWATERHOUSECOOPERS LLP

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 19, 1998, appearing on page 23 of Great Plains Software's Annual Report on Form 10-K for the year ended May 31, 1998.


/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 21, 1999